Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO RULE 13a-14(a)/15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Yoshiyuki Aikawa, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of SBC Medical Group Holdings Incorporated; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2026

By:	/s/ Yoshiyuki Aikawa
Name:	Yoshiyuki Aikawa
Title:	Chairman and Chief Executive Officer (Principal Executive Officer)